Filed in The District Court
of Travis County, Texas

LM MAY 28 2008
At 1:59p. M.
Amalia Rodriguez-Mendoza, Clerk

NO. D-1-GN-08-001556

RADLER ENTERPRISES, INC. fka RADLER ENTERPRISES TEXAS, INC.	§ § §	IN THE DISTRICT COURT OF
V.	§ §	TRAVIS COUNTY, TEXAS
KING RESOURCES, INC., NORRIS R. HARRIS and JACK R. DURLAND, JR.	§ § §	250TH JUDICIAL DISTRICT

AGREED ORDER EXTENDING DEADLINE FOR COMPLIANCE WITH ORDER FOR TURNOVER RELIEF

1. On April 28, 2008 this Court entered its Order Granting Plaintiff's Application for Turnover Relief. The Parties named in Paragraph 2 have entered into a Rule 11 Agreement filed with the Court on this day. As part of that Agreement the parties have also agreed to the terms of this Agreed Order.

2. The Parties to this Agreed Order are:

Radler Enterprises, Inc. fka Radler Enterprises, Texas, Inc. ("Plaintiff"), enters this Agreement as evidenced by the signature of its attorney of record and its duly authorized representative.

The Defendants, King Resources, Inc. ("King") and Norris R. Harris ("Harris"), enter this Agreement personally, through personal representative, and through their attorney of record, as evidenced by the signature of each.

3. Plaintiff, King, and Harris may be individually referred to as a Party or collectively referred to as the Parties in this Agreement.

4. With respect to the Order Granting Plaintiff's Application For Turnover Relief entered in this cause on April 28, 2008, the Parties agree that such order remains valid, effective, and enforceable in all respects since its entry, and its terms are incorporated by reference into this Agreed Order. By this Agreed Order the Parties have agreed to extend the deadline for turnover by King and Harris from the date of May 28, 2008 stated in Paragraph 19 of the prior order to July 8, 2008. In all other respects such prior order shall continue in full force and effect including all turnover injunctive relief provided for within that order.

4. It is accordingly ORDERED, ADUDGED and DECREED that the deadline for Defendant-Judgment Debtors, King Resources, Inc., fka ARXA International Energy, Inc. and Norris R. Harris to turn over for levy to any constable or sheriff authorized under law, on or the property as described in this Court's Order Granting Plaintiff's Application For Turnover Relief of April 28, 2008, together with all documents and records, without limitation, evidencing any rights, duties, obligations, or ownership interest of the Defendant-Judgment Debtors in such property is hereby extended from May 28, 2008 until July 8, 2008. In all other respects this Court's order of April 28, 2008 shall remain in full force and effect including all turnover injunctive relief provided for within that order.

5. The signature below by Joseph Meuse as "President" on behalf of King Resources, Inc. is for purposes of assuring the effectiveness of this Agreed Order. If the Order Granting Plaintiff's Application For Turnover Relief as extended by this Agreed Order, or a Rule 11 Agreement of even date herewith are not complied with, then the acceptance of such signature shall be without prejudice to Plaintiff's rights under such orders and agreement which shall include the right to challenge the apparent transfer of ownership and control of King subsequent to entry of the Order Granting Plaintiff's Application For Turnover Relief.

SIGNED this 28th day of May, 2008.

JUDGE PRESIDING

APPROVED, AGREED, AND ENTRY REQUESTED:

LAW OFFICE OF MICHAEL DEITCH
& ASSOCIATES
800 Rio Grande
Austin, TX 78701

By ______________________
MICHAEL DEITCH
STATE BAR NO. 05644550

Attorneys for The Plaintiff

RADLER ENTERPRISES, INC. fka
RADLER ENTERPRISES TEXAS, INC.

By ______________________
Its Vice President

FRANCIS B. MAJORIE PC
THE MAJORIE FIRM LTD.
3514 Cedar Springs Road
Dallas, Texas, 75219

Fax

By____________________________

FRANCIS B. MAJORIE PC

Attorney for Defendant Norris R. Harris

KING RESOURCES , INC.

By____________________________

Its____________________________

____

NORRIS R. HARRIS, Individually

radler\a-pleadings\turnover.ord.cxt052708

By______________________________
FRANCIS B. MAJORIE
Attorney for Defendant Norris R. Harris

KING RESOURCES, INC.

By______________________________

Its President + Director

____

NORRIS R. HARRIS, Individually

radler\a-pleadings\turnover.ord.ext052708